SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2012

Smart Kids Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-153294	05-0554762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 234, 9768-170 St. Edmonton, AB Canada	T5T 5L4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 222-5601

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 23, 2012, the board of directors of Smart Kids, Inc. (the “Company”) determined, upon advice of management, that the Company’s financial statements and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2011 and the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2011 and December 31, 2011 (the “Previously Issued Financial Statements”) should be restated because they contain errors as addressed in Financial Accounting Standards Board Accounting Standards Codification Topic 250, Accounting Changes and Error Corrections. Accordingly, the Previously Issued Financial Statements issued by the Company should not be relied upon. The Company intends to restate the Previously Issued Financial Statements to correct these errors by amending its Annual Report for the year ended June 30, 2011 and its Quarterly Reports for the three months ended September 30, 2011 and six months ended December 31, 2011.

The errors in the Previously Issued Financial Statements relate to certain agreements the Company entered into with its prior securities counsel for the sale of stock and accompanying warrants that were executed in October 2010 and July 2011 that the Company never disclosed. The agreements memorialize the issuance of 350,000 (post-split) shares in exchange for $122,500 in legal fees. The warrants were issued in connection with the Company’s current debt of $45,000 in legal fees to the firm that still remains outstanding.

As of the date of this Current Report, management of the Company has not had sufficient time to determine the impact of these errors on its financial condition, results of operations or cash flows reported in prior periods. Accordingly, the financial condition and results of operations disclosed in prior periods can no longer be relied upon.

FOR THE EFFECT OF THE RESTATEMENT OF THE FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDED JUNE 30, 2011, PLEASE REFER TO THE AMENDMENTS TO OUR FORM 10-K FOR THE YEAR ENDED JUNE 30, 2011 AND FORM 10-Q FOR THE PERIOD ENDED SEPTEMBER 30, 2011 AND DECEMBER 31, 2011, EXPECTED TO BE FILED BY May 31, 2012 OR A DATE SOON THEREAFTER.

The Company’s Board of Directors and management discussed the matters mentioned herein with De Joya Griffith & Company, LLC, the Company’s independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Kids Group, Inc.

/s/ Richard Shergold

Richard Shergold

Chief Executive Officer

Date: April 26, 2012

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